                                                                   EXHIBIT 10.10

                                                                   Warrant No. 1

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE, OR TRANSFER.

                             SERVICE EXPERTS, INC.

                             STOCK PURCHASE WARRANT

         THIS WARRANT is issued this ___ day of August, 1996, by SERVICE EXPERTS, INC., a Delaware corporation (the "Company"), to EQUITABLE SECURITIES CORPORATION, a Tennessee corporation (EQUITABLE SECURITIES CORPORATION, any subsequent assignee or transferee hereinafter referred to collectively as "Holder" or "Holders").


         1. ISSUANCE OF WARRANT. For and in consideration of Equitable Securities Corporation rendering, pursuant to the terms of that certain engagement letter dated April 17, 1996, certain financial advisory and investment banking services to the Company in connection with its formation and the structuring of the acquisition by the Company, in separate transactions, of 12 heating, ventilating and air conditioning service and replacement businesses and Contractor Success Group, Inc., in exchange for shares of the Company's common stock and cash, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase _______ shares of the Company's common stock, $.01 par value per share (the "Common Stock"), which number is equal to one percent (1%) of the Company's outstanding Common Stock on the date hereof before giving effect to the issuance of [337,500] shares pursuant to an underwriters' overallotment option granted in connection with the Company's initial public offering of Common Stock on August ___, 1996 (the "Offering Date"), upon the surrender hereof, at the Exercise Price set forth in Section 3 below. The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Warrant Shares." The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 9 below.

         2. TERM. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in whole or in part at any time and from time to time from the date hereof until 5:00 p.m. Nashville, Tennessee time on _______, 2001 (the "Expiration Date") and shall be void thereafter.

         3. PRICE. The Exercise Price per share for which the Warrant Shares may be purchased pursuant to the terms of this Warrant shall be [$______] per share [THE INITIAL PRICE TO THE PUBLIC IN THE INITIAL PUBLIC OFFERING], as adjusted from time to time pursuant to Section 9 hereof.




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

         4. Exercise. (a) This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to part or all of the Warrant Shares by surrender of this Warrant and the Notice of Exercise attached hereto as Exhibit A, duly completed and executed on behalf of the Holder, at the office of the Company, 1134 Murfreesboro Road, Nashville, Tennessee 37217, or at such other address as the Company shall designate in a written notice to the Holder hereof, together with a check acceptable and payable to the Company for the aggregate purchase price of the Warrant Shares so purchased.

                 (b) In lieu of exercising the Warrant for cash pursuant to Section 4(a) above, the Holder shall have the right to require the Company to convert the Warrant, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares, by surrender to the Company of this Warrant and the Notice of Exercise attached hereto, duly completed and executed by the Holder to evidence the exercise of the Conversion Right. Upon exercise of the Conversion Right, the Company shall deliver to the Holder a certificate(s) representing that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being converted at the date the Conversion Right is exercised (determined by subtracting (A) the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value (determined on the basis of the fair market value per share of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of the Conversion Right)), by (y) the fair market value per share of one share of Common Stock on the date of exercise of the Conversion Right. For purposes of this calculation, the fair market value per share of Common Stock shall be, (i) if a public market for the Company's Common Stock exists at the time of such exercise, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value; or (ii) if there is no public market for the Company's Common Stock, determined by the Company's Board of Directors in good faith.
Any references in this Warrant to the "exercise" of any Warrants, and the use of the term "exercise" herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

                 (c) Upon exercise of this Warrant as aforesaid, the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on the date of exercise. As promptly as practicable on or after such date, and in any event within ten (10) days thereafter, the Company shall execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Warrant Shares for which this Warrant is being exercised (net of any Warrant Shares applied upon exercise of the Conversion Right), in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Warrant Shares, the Company, at its expense, will issue to the Holder a new Warrant covering the number of Warrant Shares with respect to which this Warrant shall not have been exercised, which new Warrant shall be identical to this Warrant except for the number of shares. If, upon exercise of this Warrant, the Holder would be entitled to acquire a fractional share of the Company's Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be rounded down to the next lower number of shares and the Holder shall be entitled to receive from the Company a cash payment equal to the product of the per share Exercise





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Price multiplied by such fraction.  The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Warrant Shares upon exercise of this Warrant.

         5. COVENANTS AND CONDITIONS. The above provisions are subject to the following:

                 (a) Neither this Warrant nor the Warrant Shares have been registered under the Securities Act or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Securities Act or under any applicable Blue Sky Laws. Transfer of the Warrant Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

                 THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                 The Holder and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Company Common Stock issued upon exercise hereof with applicable federal and state securities laws, including compliance with applicable exemptions from the registration requirements of such laws.

                 (b) The Company covenants and agrees that all Warrant Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

         6.      REGISTRATION RIGHTS.

                 (a) If the Company shall receive from the Holder at any time on or after August ___, 1997, [THE FIRST ANNIVERSARY OF THE EFFECTIVE DATE OF OFFERING] and prior to August ___, 2002 [FIFTH ANNIVERSARY OF EFFECTIVE DATE OF OFFERING], a written request that the Company effect any registration with respect to Warrant Shares, in a firm commitment





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

underwritten offering by underwriters selected by the initiating Holder
(subject to the consent of the Company, which consent will not be unreasonably withheld), or a shelf registration pursuant to Rule 415 of the Securities and Exchange Commission (the "Commission"), the Company will as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable Blue Sky Laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Warrant Shares as are specified in such request. The Company shall only be required to effect one (1) registration of Warrant Shares pursuant to this Section 6(a), and the provisions of Section 6(c) below shall apply.

                 (b) The Company and the Holder agree that if at any time on or after August ___, 1997 [THE FIRST ANNIVERSARY OF THE EFFECTIVE DATE OF OFFERING] and prior to August ___, 2004 [SEVENTH ANNIVERSARY OF EFFECTIVE DATE OF OFFERING], the Company shall propose to file a registration statement with respect to any of its Common Stock on a form suitable for an offering by a selling stockholder, it will give notice in writing to such effect to the Holder at least ten (10) days prior to such filing, and, at the written request of the Holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the fees and expenses of counsel to such Holder, but excluding underwriting discounts, commissions and filing fees attributable to the Shares included therein) such of the Warrant Shares as such Holder shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing that the inclusion therein of the Warrant Shares requested to be included would materially and adversely affect the sale of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering only that number of securities, including the Warrant Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder).

                 (c) Whenever required under this Agreement to use its best efforts to effect the registration of any of the Warrant Shares, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Commission a registration statement covering such Warrant Shares and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Warrant Shares covered by the registration statement have been sold or (B)(i) two hundred seventy (270) days from the effective date of the registration statement with respect to an underwritten offering or (ii) two (2) years from the effective date of the registration statement with respect to a shelf registration; provided, that before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to each Holder of Warrant Shares covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such Holder and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if (A) the underwriters, if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular





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

        selling Holder has changed and any Holder of Warrant Shares or the underwriters, if any, shall reasonably object.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 6(c)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

               (iii) Furnish to the selling Holder of Warrant Shares such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Warrant Shares owned by them.

               (iv) Use its best efforts to register and qualify under such other securities laws of such jurisdictions as shall be reasonably requested by the selling Holder of Warrant Shares and do any and all other acts and things which may be reasonably necessary or advisable to enable the selling Holder to consummate the disposition of the Warrant Shares owned by such Holder, in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions.

               (v) Promptly notify each selling Holder of Warrant Shares of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (vi) Enter into such customary agreements (including underwriting agreements in customary form for a similar offering) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Warrant Shares.

               (vii) Make available for inspection by any selling Holder of Warrant Shares or any underwriter participating in any disposition pursuant to such registration statement and any attorney or accountant retained by such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement.





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               (viii)  Promptly notify the selling Holder of Warrant Shares and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

               (ix) Cooperate with the selling Holder of Warrant Shares and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold and not bearing any restrictive legends, and enable such Warrant Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Warrant Shares to the underwriters.

               (x) Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (A) make such representations and warranties to the selling Holder of Warrant Shares and the underwriters, if any, with respect to the Warrant Shares and the registration statement as are customarily made by issuers in similar underwritten offerings; (B) use its best efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holder of Warrant Shares and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with similar underwritten offerings; (C) deliver such documents and certificates as may be reasonably requested (1) by the Holders of a majority of the Warrant Shares being sold, and (2) by the underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and (D) obtain opinions of counsel to the Company (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the selling Holder of Warrant Shares and underwriters or their counsel. Such counsel shall also state that no facts have come to the attention of such counsel which cause them to believe that such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements therein not misleading (except that no statement need be made with respect to any financial statements, notes thereto or other financial data or other expertized material contained therein).

               (xi) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders an





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        earnings statements satisfying the provisions of Section 11(a) of the
        Securities Act, no later than forty-five (45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) commencing after the end of any fiscal quarter in which the Warrant Shares are sold to underwriters in a firm or best efforts offering, or, if the Warrant Shares are not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.


                   (d)     The Company's obligations under Sections 6(a) and
(b) above with respect to each holder of Warrant Shares are expressly conditioned upon such holder's furnishing to the Company in writing such information concerning such holder and the terms of such holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement. If any registration statement including any of the Warrant Shares is filed, then the Company shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of, based upon or in any way relating to any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except for any such statement or omission based on information furnished in writing by such holder of the Warrant Shares expressly for use in connection with such registration statement; and such holder shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each director, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities Act) and each other such holder against any loss, claim, damage or liability arising from any such statement or omission which was made in reliance upon information furnished in writing to the Company by such holder of the Warrant Shares expressly for use in connection with such registration statement.

           7. TRANSFER OF WARRANT. Subject to the provisions of Section 5, this Warrant may be transferred, in whole or in part, to any person, by presentation of the Warrant to the Company with written instructions for such transfer and by the execution by such transferee of an investment letter in a form reasonably satisfactory to the Company, provided that this Warrant will not be transferable prior to August ___, 1997, [ONE YEAR AFTER THE EFFECTIVE DATE OF THE OFFERING], except (a) by operation of law or by reason of the reorganization of the Company, or (b) to bona fide officers of Equitable Securities Corporation who are subject to the same restrictions on transferability under this Section 7 until August ___, 1997. Upon such presentation for transfer and receipt of such investment letter, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Company shall pay all expenses in connection with the preparation, issuance and delivery of Warrants under this Section 7.

           8. WARRANT HOLDER NOT SHAREHOLDER. This Warrant does not confer upon the Holder, as such, any right whatsoever as a stockholder of the Company.

           9. ADJUSTMENT UPON CHANGES IN COMPANY COMMON STOCK. The number of shares of Common Stock subject to this Warrant and the Exercise Price per share of such shares shall





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be adjusted by the Company proportionately to reflect changes in the capitalization of the Company as result of any recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares or any other change in the Company's capital structure which affects holders of Common Stock generally. All adjustments described herein shall be reflected on the Company's stock warrant ledger and the Holder shall receive written notice thereof.

           10. MERGER, SALE OF ASSETS, ETC. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, there shall be
(a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for in Section 9 hereof), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment for other future events as provided in Section 9. The foregoing provisions of this Section 10 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applied after that event, as nearly as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

           11.     NOTICE OF CERTAIN EVENTS.  In case:

                   (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of capital stock of any class, or to receive any other rights; or

                   (b) of any capital reorganization, any reclassification of shares of capital stock of the Company (other than a subdivision or combination of outstanding shares of Common Stock to which Section 9 applies), or any consolidation or merger of the Company or the sale or transfer of all or substantially all of the assets of the Company; or

                   (c) of any voluntary dissolution, liquidation, or winding up of the Company;





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


then the Company shall mail (at least ten (10) days prior to the applicable date referred to in subclause (x) or in subclause (y) below, as the case may
be), to the Holder at the address set forth in the Company's stock records, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights are to be determined, or (y) the date on which such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, capital reorganization, consolidation, merger, sale, transfer, dissolution, liquidation, or winding up.


           IN WITNESS WHEREOF, Service Experts, Inc. has caused this Warrant to be executed by its duly authorized officer this _____ day of August, 1996.


                                       SERVICE EXPERTS, INC.




                                       ----------------------------------------
                                       Alan R. Sielbeck, Chairman of the
                                       Board and Chief Executive Officer



Accepted:

EQUITABLE SECURITIES CORPORATION


By:
           ----------------------------------
           Managing Director





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

                                                                       EXHIBIT A

                             NOTICE OF EXERCISE

To:        SERVICE EXPERTS, INC.


           The undersigned, the holder of the foregoing Warrant No. 1, and pursuant to the terms hereof, hereby elects to exercise rights represented by said Warrant for, and to purchase thereunder, _________ shares of the Company's Common Stock covered by said Warrant, and tenders herewith payment of the purchase price in full for such shares of $______________, by:

           (a)     cash, through the delivery of a certified or official bank
- ----               check; or

           (b)     exercising the Conversion Right provided under Section 4(b)
- ----               of the Warrant by the surrender of said Warrant.

           The undersigned hereby requests that certificates for such shares (or any other securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned at the address set forth below.


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                                        Name


Date:
      -----------------                 ---------------------------------------
                                        Signature


                                        Address:

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